SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 16, 2004
                                                 ------------------------------


                              ENGLOBAL CORPORATION
             (Exact name of registrant as specified in its chapter)


             Nevada                     001-14217             88-0322261
             ------                     ---------             ----------
   (State or other jurisdiction        (Commission          (IRS Employer
        of incorporation)              File Number)       Identification No.)


    600 Century Plaza Drive, Suite 140, Houston, Texas            77073-6033
    --------------------------------------------------        ------------------
         (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code     281-821-3200
                                                   --------------------


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.    Entry Into a Material Definitive Agreement

On December 16, 2004, the Registrant's Board of Directors adopted the ENGlobal Corporation Key Manager Incentive Plan and the ENGlobal Corporation Executive Level Incentive Plan. The Key Manager Incentive Plan was established to provide certain key management personnel (other than the Registrant's Chief Executive Officer, Chief Financial Officer, and President) with cash bonuses as a reward for performance above the ordinary standards compensated by base salary. The amount of bonus paid to participants will be based on evaluations provided by immediate managers and the Registrant's Chief Executive Officer. The Executive Level Incentive Plan was established to provide participating executive and senior officers with cash bonuses based on the Registrant's performance as evidenced by annual earnings per share. Forms of the Key Manager Incentive Plan and Executive Level Incentive Plan approved by the Board of Directors are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.


Item 9.01.    Financial Statements and Exhibits.

     (c) Exhibits.

Number              Exhibit
------              -------
10.1                ENGlobal Corporation Key Manager Incentive Plan dated
                    December 16, 2004
10.2                ENGlobal Corporation Executive Level Incentive Plan dated
                    December 16, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENGlobal Corporation


Date:    December 21, 2004                  /s/ Natalie S. Hairston
     -------------------------              ------------------------------------
                                            Natalie S. Hairston, Investor
                                            Relations Officer, Chief Governance
                                            Officer and Corporate Secretary